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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO
                13 1/2% SENIOR DISCOUNT NOTES DUE 2007, SERIES A
                                       OF

                              GOLDEN SKY DBS, INC.

     THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 13 1/2% SENIOR DISCOUNT NOTES DUE 2007, SERIES A (THE "OLD NOTES"), OF GOLDEN SKY DBS, INC., A DELAWARE CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER OLD NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE
PROSPECTUS DATED             , 1999 (THE "PROSPECTUS") AND (I) WHOSE OLD NOTES
ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH OLD NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER" IN THE PROSPECTUS.

                              GOLDEN SKY DBS, INC.
                         NOTICE OF GUARANTEED DELIVERY

                  TO: UNITED STATES TRUST COMPANY OF NEW YORK

  By Overnight Courier and by
             Hand
   delivery after 4:30 PM on     By Hand Delivery to 4:30 PM:     By Registered or Certified
       Expiration Date:           United States Trust Company                Mail:
  United States Trust Company             of New York             United States Trust Company
          of New York              111 Broadway, Lower Level              of New York
   770 Broadway, 13th Floor      Attn: Corporate Trust Window    P.O. Box 844, Cooper Station
Attn: Corporate Trust Services     New York, New York 10006     Attn: Corporate Trust Services
   New York, New York 10003                                      New York, New York 10276-0844

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount at maturity of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter or Transmittal. The undersigned hereby tenders the Old Notes listed below:

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     CERTIFICATE NUMBERS (IF AVAILABLE)             PRINCIPAL AMOUNT AT MATURITY TENDERED
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

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

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If Old Notes will be tendered by book-entry transfer:

Name of Tendering Institution:
-------------------------------------------------------------------------------

The Depository Trust Company Account No.:
----------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                                   SIGN HERE

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--------------------------------------------------------------------------------
                                  Signature(s)

Name (Please Print)
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Address (Include Zip Code)
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Area Code and Telephone No.
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).

Name of Firm:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                                   SIGN HERE

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                              Authorized Signature

Name (Please Print)
--------------------------------------------------------------------------------

Address (Include Zip Code)
--------------------------------------------------------------------------------

Area Code and Telephone No.
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

     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. Delivery of This Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under "The Exchange Offer." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. Signature on This Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.

     Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes," complete the boxes entitled and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

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